Retirement Plans (Schedule of Cost of Retirement Plans) (detail) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2017	Mar. 31, 2016	Mar. 31, 2015
Defined Benefit Plan, Net Periodic Benefit Cost [Abstract]
Service cost	$ 8,375	$ 10,502	$ 8,515
Interest cost	7,633	8,902	8,236
Expected return on plan assets	12,696	11,685	11,360
Amortization of net loss	(2,858)	(3,854)	(350)
Amortization of prior service cost	109	109
Net periodic benefit cost	$ 6,279	$ 11,682	$ 5,741